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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST EVENT REPORTED: SEPTEMBER 11, 2007


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-13167

                                      TEXAS
         (State or other jurisdiction of incorporation or organization)

        Internal Revenue Service - Employer Identification No. 74-1611874

                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800
                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION TO DISCLOSURE

     Thus far, during the fourth quarter of fiscal year 2007, the following zero rate days have been incurred:

                  VICKSBURG                 Two (2) zero rate days for
                                            regulatory inspections - One(1)
                                            zero rate day due to equipment
                                            related issues

                  ATWOOD SOUTHERN CROSS     Eight (8) zero rate days for
                                            regulatory inspections

                  ATWOOD HUNTER             One (1) zero rate day due to
                                            equipment related issues

                  SEAHAWK                   Six (6) zero rate days due to
                                            equipment related issues

     All of the above zero rate days have reduced revenue for the fourth quarter by approximately $3.4 million or $0.10 per diluted share.

     Additional information with respect to the Company's Fleet Status Report at September 11, 2007 is attached hereto as Exhibit 99.2. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 19 of the Exchange Act.


ITEM 8.01 OTHER EVENTS

     The RICHMOND continues to work for Helis Oil & Gas ("Helis") in the Gulf of Mexico at a dayrate of $80,000. Upon completion of the drilling of the current well (estimated late September 2007), Helis has a commitment to drill one more well (estimated to take 25 days to complete). The drilling of this last well will be deferred until sometime during the first half of fiscal year 2008. Immediately upon completion of the drilling of its current well, the rig will be moved to a shipyard to undergo a $14 million to $15 million life enhancement upgrade estimated to take around 60 days to complete, which will extend the depreciable life of the rig seven years from January 2008. Additional work for the rig immediately following the upgrade period is currently being pursued.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission.


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ITEM 9.01         EXHIBITS

EXHIBIT 99.1    Press Release dated September 11, 2007

EXHIBIT 99.2    Fleet Status Report at September 11, 2007



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                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

99.1          Press Release dated September 11, 2007

99.2          Fleet Status Report at September 11, 2007





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ATWOOD OCEANICS, INC.
                                      (Registrant)



                                      /s/ James M. Holland
                                      James M. Holland
                                      Senior Vice President

                                      DATE:    September 11, 2007


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